UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 3, 2016

Commission File Number of Depositor: 333-209766

Central Index Key Number of Depositor: 0001540723

WFB FUNDING, LLC

(Exact name of Depositor as specified in its charter)

ON BEHALF OF

Commission File Number of Issuing Entity: 333-209766-02

Central Index Key Number of Issuing Entity: 0001592143

CABELA’S MASTER CREDIT CARD TRUST

(Issuing Entity in respect of the Series 2004-1 Certificate)

(Exact name of Issuing Entity as specified in its charter)

AND

Commission File Number of Issuing Entity: 333-209766-01

Central Index Key Number of Issuing Entity: 0001592145

CABELA’S CREDIT CARD MASTER NOTE TRUST

(Issuing Entity in respect of the Notes)

(Exact name of Issuing Entity as specified in its charter)

Nebraska	71-0931225
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification Number)

One Cabela Drive Sidney, Nebraska	69160
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code (402) 323-5958

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 3, 2016, Cabela’s Incorporated, a Delaware corporation (“Cabela’s”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Bass Pro Group, LLC, a Delaware limited liability company (“Bass Pro”), Prairie Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Bass Pro (“Sub”) and Cabela’s.

The Merger Agreement provides for the merger of Sub with and into Cabela’s, on the terms and subject to the conditions set forth in the Merger Agreement (the “Merger”), with Cabela’s continuing as the surviving corporation in the Merger. As a result of the Merger, Cabela’s would become a wholly owned subsidiary of Bass Pro.

Also on October 3, 2016, in connection with the Merger Agreement, Cabela’s entered into a Sale and Purchase Agreement, dated as of October 3, 2016 (the “Bank Purchase Agreement”), by and among Cabela’s, World’s Foremost Bank, a Nebraska banking corporation and a wholly owned subsidiary of Cabela’s (“WFB”), and Capital One, National Association (“Capital One”). The Bank Purchase Agreement provides for, in connection with the closing of the Merger, the sale to Capital One of the business of WFB, which includes the credit card program operated by Cabela’s, using WFB as the issuer of the Cabela’s CLUB card. Pursuant to the Bank Purchase Agreement, WFB has agreed to sell to Capital One, and Capital One has agreed to purchase from WFB, substantially all of the assets of WFB, including the Cabela’s CLUB credit card co-branded accounts and WFB’s equity interests in WFB Funding, LLC and WFB Funding Corporation. WFB Funding, LLC will continue to hold the transferor interest in Cabela’s Master Credit Card Trust and the beneficial interest in Cabela’s Credit Card Master Note Trust. Pursuant to the Bank Purchase Agreement, Capital One has also agreed to assume certain liabilities of WFB. The consummation of the transaction contemplated by the Bank Purchase Agreement is subject to the satisfaction or waiver of specified closing conditions, including (i) the filing of required notices and the receipt of required consents from the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation and the Nebraska Department of Banking and Finance; (ii) the absence of any order prohibiting or making illegal the transactions; (iii) the continued effectiveness of the Bank Program Agreement (as defined below); (iv) the satisfaction or waiver of conditions set forth in the Merger Agreement; (v) in the case of Capital One, the absence of a Materially Burdensome Regulatory Condition (as defined in the Bank Purchase Agreement); (vi) receipt of written notice from each of S&P Global Ratings, Fitch Ratings, Inc. and DBRS, Inc. that the transaction described in the Bank Purchase Agreement and related transaction documents will not result in a reduction or withdrawal of its then-existing rating with respect to any outstanding series or class with respect to which it is a rating agency; (vii) termination of each outstanding series of variable funding notes issued by Cabela’s Credit Card Master Note Trust; (viii) the receipt of legal and tax opinions and other customary documentation required in connection with the transfer of securitization vehicles; and (ix) customary closing conditions.

Upon the closing of the transaction described in Bank Purchase Agreement, Capital One will assume all rights, duties and obligations of WFB as the RPA Seller, the Servicer and the Administrator under the transaction documents relating to Cabela’s Master Credit Card Trust and Cabela’s Credit Card Master Note Trust.

The foregoing description of the Bank Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Bank Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Bank Purchase Agreement and the above description of the Bank Purchase Agreement have been included to provide investors with information regarding the terms of the Bank Purchase Agreement and are not intended to provide any other factual information about the parties to the Bank Purchase Agreement or their respective subsidiaries or affiliates. The representations and warranties contained in Bank Purchase Agreement were made only for purposes of the Bank Purchase Agreement and as of specific dates and are solely for the benefit of the respective parties to the Bank Purchase Agreement. In addition, certain representations and warranties were used for the purpose of allocating risk between the parties to the Bank Purchase Agreement, rather than establishing matters of fact. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the SEC, and in some cases were qualified by disclosures that were made by each party to the others, which disclosures are not reflected in the Bank Purchase Agreement.

Item 8.01. Other Events.

In connection with the Merger Agreement and the Bank Purchase Agreement, Cabela’s and Capital One entered into a Credit Card Program Agreement, dated as of October 3, 2016, by and between Cabela’s and Capital One (the “Bank Program Agreement”). The Bank Program Agreement specifies the obligations of Cabela’s and Capital One regarding the establishment and operation of the Cabela’s CLUB co-branded credit card Program that will be effective upon the closing of the transactions described in the Bank Purchase Agreement. The Bank Program Agreement will automatically terminate if the Bank Purchase Agreement terminates prior to the closing of the transactions contemplated by the Bank Purchase Agreement and may be terminated by Capital One before the closing of the transactions contemplated by the Bank Purchase Agreement in the event of certain uncured breaches of the Cabela’s obligations; provided that such breaches (other than failures in violation of applicable law) have a material and adverse effect on the credit card program contemplated thereby or related licensed intellectual property or materially diminish the economic value of the credit card program to Capital One.

Cabela’s is also filing today a Current Report on Form 8-K with the SEC regarding its entry into the Merger Agreement and Bank Purchase Agreement. Investors may consult that filing for further information.

Additional Information Regarding the Transaction and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy the securities of Cabela’s or the solicitation of any vote or approval. This communication is being made in respect of the proposed merger transaction involving Cabela’s, Bass Pro and a wholly-owned subsidiary of Bass Pro. The proposed merger of Cabela’s will be submitted to the stockholders of Cabela’s for their consideration. In connection therewith, Cabela’s intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a definitive proxy statement. However, such documents are not currently available. The definitive proxy statement will be mailed to the stockholders of Cabela’s. BEFORE MAKING ANY VOTING OR ANY INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF CABELA’S ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about Cabela’s once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Cabela’s will be available free of charge on Cabela’s website at www.cabelas.com under the heading “SEC Filings” in the “Investor Relations” portion of Cabela’s website. Stockholders of Cabela’s may also obtain a free copy of the definitive proxy statement and any filings with the SEC that are incorporated by reference in the definitive proxy statement by contacting Cabela’s Investor Relations Department at (308) 255-7428.

Participants in the Solicitation

Cabela’s and its directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Cabela’s is set forth in its Annual Report on Form 10-K for the fiscal year ended January 2, 2016 and Amendment No. 1 thereto, which were filed with the SEC on February 22, 2016 and April 29, 2016, respectively, and in subsequent documents filed with the SEC, each of which can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation of the stockholders of Cabela’s and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the preliminary and definitive proxy statements and other relevant materials to be filed with the SEC when they become available.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

EXHIBIT NO.	DOCUMENT DESCRIPTION

2.1	Sale and Purchase Agreement, dated October 3, 2016, among Cabela’s Incorporated, World’s Foremost Bank and Capital One, National Association*

*Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFB FUNDING, LLC

By:	WFB FUNDING CORPORATION, Managing Member

By:	/s/ Sean B. Baker
	Name:	Sean B. Baker
	Title:	President and Chief Executive Officer

October 7, 2016

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 2.1	Sale and Purchase Agreement, dated October 3, 2016, among Cabela’s Incorporated, World’s Foremost Bank and Capital One, National Association*

*Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the Securities and Exchange Commission upon request.